Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
OPERATING EXPENSES
General and administrative expenses	$ 929,548	$ 194,281
Management fee expense - related party	13,972	23,326
Impairment on definite-lived intangible asset	157,143
Total operating expenses	1,100,663	217,607
LOSS FROM OPERATIONS	(1,100,663)	(217,607)
OTHER EXPENSE
Interest expense, net	20,497	48,948
NET LOSS	$ (1,121,160)	$ (266,555)
Net loss per membership unit	$ (1,121)	$ (267)
Weighted average number of membership units outstanding	1,000	1,000